ORCHID ISLAND CAPITAL, INC. AND
BIMINI CAPITAL MANAGEMENT,

INC. ANNOUNCE
THIRD AMENDMENT TO MANAGEMENT AGREEMENT
●
Third Amendment to Management Agreement
●
Internalization of Funding and Custody/Settlement Operations
●
Hiring of Patrick Doyle by Bimini Capital, Inc.
Vero

Beach, Fla., November 17, 2021 - Orchid Island Capital,

Inc. (“Orchid”) (NYSE: ORC) and Bimini Capital,
Inc. (“Bimini”) (OTCQB: BMNM)

jointly announced today that

effective as of November 16,

2021, Orchid and its
external manager, Bimini Advisors, LLC

(the “Manager”), entered

into a Third Amendment

(the “Amendment”) to
the Management

Agreement between

Orchid and

the Manager

dated February

20, 2013,

as previously

amended
(the “Agreement”).

The Manager is a wholly-owned subsidiary of Bimini.

Pursuant to the Agreement, the Manager

performs management services relating

to the mortgage-backed securities
portfolio, business activities and

day-to-day operations of Orchid.

In consideration for those

services, the Manager
receives management fees as well

as reimbursement of certain costs

and expenses from Orchid.

Also pursuant to
the Agreement, certain repurchase agreement

trading, clearing and administrative services

are provided to Orchid
by AVM,

L.P.

(“AVM”).

Orchid pays the fees for those services directly to AVM.

Bimini and

the Manager

are taking

steps to

internalize the

repurchase agreement

trading, clearing

and administrative
services that are

currently provided by AVM.

Pursuant to the Amendment,

Orchid and the Manager

have agreed
that

Orchid’s

agreements

with

AVM

will

be

terminated

and

the

Manager

will

become

responsible

for

the
performance of repurchase agreement trading, clearing and administrative services.

Following

termination

of

the

AVM

arrangements

and

in

consideration

for

the

repurchase

agreement

trading,
clearing and

administrative services

to

be performed

by the

Manager,

Orchid will

pay the

following fees

to the
Manager:
●
A daily fee for

repurchase agreement funding transaction services

equal to the

product of the outstanding
principal balance

of repurchase

agreement funding

in place

as of

the end

of such

day and

the applicable
basis point factor set forth in the Amendment, divided by 360; and
● A fee for the clearing and operational services provided by personnel of the Manager equal to $10,000 per month.
Pursuant to

the

Amendment, Orchid

is

also required

to

pay its

allocable share

of

fees incurred

for

safekeeping,
transactions and cash services provided to Orchid by

the Bank of New York Mellon (the “BNYM Fee”) directly to
the Bank of New York Mellon.

Orchid’s allocable share of the BNYM Fee

will be equal to Orchid’s percentage of
all the assets under management by the Manager,

inclusive of the assets of Bimini (measured as of the first

day of
each month).

AVM

also performs repurchase agreement trading, clearing and administrative services for Bimini with respect to its

mortgage-backed

securities

portfolio.

The

Manager’s

internalization

of

these

services

will

allow

Bimini

to
terminate

its

arrangements

with

AVM,

and

the

Manager

will

become

responsible

for

the

performance

of

these
services for Bimini.

Bimini

has hired

Patrick Doyle,

effective

as

of December

1, 2021,

to lead

the Manager’s

repurchase agreement
trading, clearing and administrative services.

From 1998 until joining Bimini, Mr. Doyle was employed by AVM, most recently as Head of Funding and Liquidity.

Commenting on the Amendment, the internalization

of certain functions and the hiring of Patrick

Doyle, Robert E.
Cauley, the Chairman and CEO of Orchid and Bimini, stated, “We are very pleased to welcome Pat to

Bimini.

Pat
has significant expertise and experience in the repo markets, as well as extensive knowledge of the settlement and
operations related practices

of our business.

As a manager

of repo funding

operations at AVM, Pat has worked

with
Bimini

since

2003.

Once these

critical

functions

are

being

performed by

Bimini

for

Orchid,

we

will

be

able

to
provide

them

in

an

efficient

and

cost-effective

manner

with

the

help

of

one

of

the

funding

market’s

leading
professionals.”

Mr.

Doyle

added,

“The

opportunity

to

work

with

Bimini

is

very

exciting

for

me.

I

have

been
working with Bimini as a client since their inception in 2003. This opportunity is a natural fit for both of us. I look
forward

to

enhancing

Bimini’s

abilities

to

fund

their

portfolios

under

management,

to

create

new

operational
efficiencies, and to enhance the management of liquidity risks.”

About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and

our portfolio consists of,

two categories of Agency RMBS:

(i) traditional pass-
through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued
by

Fannie

Mae,

Freddie

Mac

or

Ginnie

Mae,

and

(ii)

structured

Agency

RMBS. The

Company

is

managed by
Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.
About Bimini Capital Management, Inc.
Bimini Capital

Management, Inc.

invests primarily

in, but

is not

limited to

investing in,

residential mortgage-related
securities issued

by Fannie

Mae, Freddie

Mac and Ginnie

Mae. Its

objective is

to earn

returns on

the spread

between
the

yield on

its assets

and its

costs, including

the interest

expense on

the funds

it borrows.

In addition,

Bimini
generates a significant portion of

its revenue serving as

the manager of the MBS

portfolio of Orchid Island

Capital,
Inc.

Forward-Looking Statements
This

press

release

contains

forward-looking

statements

within

the

meaning

of

the

Private

Securities

Litigation
Reform Act of

1995 and

other federal

securities laws.

These forward-looking

statements include,

but are not

limited
to,

statements

about

the

transition

of

services

from

AVM

to

the

Manager

and

the

performance

of

repurchase
agreement

funding,

clearing

and

administrative services

by

the

Manager.

These forward-looking

statements are
based upon Orchid’s and Bimini’s present expectations, but these statements are not guaranteed to occur. Investors
should not place

undue reliance upon forward-looking

statements. For further

discussion of the

factors that could
affect outcomes, please refer

to the “Risk Factors”

section of the Annual

Report on Form 10-K

for the fiscal year
ended December 31, 2020 of Bimini and Orchid, respectively.